Filed pursuant to Rule 497(a)

File No. 333-182785

Rule 482ad

FIDUS INVESTMENT CORPORATION PRICES PUBLIC OFFERING OF COMMON STOCK

EVANSTON, Ill., September 7, 2012 – Fidus Investment Corporation (NASDAQ:FDUS) (“Fidus” or the “Company”) today announced that it has priced a public offering of 2,150,000 shares of common stock in an underwritten public offering. The public offering price was set at $16.10 per share, and net proceeds from the offering, after deducting underwriting discounts and estimated offering expenses payable by the Company, are expected to be approximately $32.9 million. Fidus has also granted the underwriters an option, exercisable for 30 days, to purchase up to 322,500 additional shares of common to cover over-allotments, if any.

The Company intends to invest the net proceeds of this public offering in lower middle market companies in accordance with its investment objective and strategies, and for working capital and general corporate purposes. Raymond James and Robert W. Baird & Co. Incorporated are joint bookrunning managers for the offering. BB&T Capital Markets, a division of Scott & Stringfellow, LLC, and Oppenheimer & Co. Inc. are co-lead managers for the offering. DA Davidson is a co-manager for the offering. The offering is subject to customary closing conditions and is expected to close on September 11, 2012.

The shares will be sold pursuant to a shelf registration statement on Form N-2 that has been filed with, and has been declared effective by, the U.S. Securities and Exchange Commission. Investors should carefully consider, among other things, the Company’s investment objective and strategies, charges, expenses and the risks related to Fidus and the offering before investing. The final prospectus supplement dated September 7, 2012, including the base prospectus dated August 30, 2012, contains risk factors and other information about Fidus. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from Raymond James, 880 Carillon Parkway, St. Petersburg, Florida 33716.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the shares in this offering or any other securities nor will there be any sale of the securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

ABOUT FIDUS INVESTMENT CORPORATION

Fidus Investment Corporation provides customized debt and equity financing solutions to lower middle market companies, which management generally defines as U.S. based companies with revenues between $10.0 million and $150.0 million. Fidus’s investment objective is to provide attractive risk-adjusted returns by generating both current income from debt investments and capital appreciation from equity related investments. Fidus seeks to partner with business owners, management teams and financial sponsors by providing customized financing for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives.

Fidus is an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. In addition, for tax purposes, Fidus has elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. Fidus was formed in February 2011 to continue and expand the business of Fidus Mezzanine Capital, L.P., which commenced operations in May 2007 and is licensed by the US Small Business Administration as a small business investment company.

FORWARD-LOOKING STATEMENTS

This press release may contain certain forward-looking statements which are based upon current expectations and are inherently uncertain. Any such statements, other than statements of historical fact, are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under the Company’s control, and that the Company may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from these estimates and projections of the future as a result of a number of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission. Such statements speak only as of the time when made, and are based on information available to the Company as of the date hereof and are qualified by their entirety by this cautionary statement. The Company undertakes no obligation to update any such statement now or in the future, except as required by applicable law.

Company Contact:	Investor Relations Contact:
Edward H. Ross	Stephanie Prince/Jody Burfening
Chief Executive Officer	LHA
Fidus Investment Corporation	(212) 838-3777
(847) 859-3940	sprince@lhai.com